Other short term borrowings	12 Months Ended
Dec. 31, 2013
Short-term Debt [Abstract]
Short-term Debt [Text Block]

Note 20 – Other short-term borrowings

The following table presents a breakdown of other short-term borrowings at December 31, 2013 and 2012.

(In thousands)	2013	2012
Advances with the FHLB paying interest at maturity, at fixed rates ranging from 0.38% to 0.44% (2012 - 0.32% to 0.44%)	$400,000	$635,000
Others	1,200	1,200
Total other short-term borrowings	$401,200	$636,200

The maximum aggregate balance outstanding at any month-end was approximately $ 1,226 million (2012 - $ 1,356 million). The weighted average interest rate of other short-term borrowings at December 31, 2013 was 0.38% (2012 – 0.41%). The average aggregate balance outstanding during the year was approximately $ 729 million (2012 - $680 million). The weighted average interest rate during the year was 0.41% (2012 – 0.42%).

Note 21 presents additional information with respect to available credit facilities.